As filed with the Securities and Exchange Commission on December 20, 2001
                                                      Registration No. 333-_____
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                           TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)

          CAYMAN ISLANDS          4 GREENWAY PLAZA                N/A
(State or other jurisdiction of  HOUSTON, TEXAS 77046       (I.R.S. Employer
 incorporation or organization)  (Address of Principal     Identification No.)
                                  Executive Offices)


                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)



                               ERIC B. BROWN, ESQ.
                           TRANSOCEAN SEDCO FOREX INC.
                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
                     (Name and address of agent for service)

                                 (713) 232-7500
          (Telephone number, including area code, of agent for service)


                                               CALCULATION OF REGISTRATION FEE


=============================================================================================================================
                                           PROPOSED MAXIMUM    PROPOSED MAXIMUM
                                             AMOUNT TO BE     OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED          REGISTERED          SHARE (1)             PRICE (1)        REGISTRATION FEE(2)
-----------------------------------------------------------------------------------------------------------------------------

Ordinary Shares, par value $.01 per share           750,000  $              29.94  $         22,455,000  $           5,366.75
=============================================================================================================================

(1) Estimated pursuant to Rules 457(c) and (h) solely for the purpose of computing the registration fee and based upon the average of the high and low sales prices of the ordinary shares reported on the New York Stock Exchange Composite Tape on December 13, 2001.

(2) Pursuant to Rule 457(p) of the Securities Act of 1933, the Registrant hereby offsets the registration fee required in connection with this registration statement by the aggregate total dollar amount of $5,366.75 previously paid on November 23, 1998 by R&B Falcon Corporation (an indirect wholly owned subsidiary of the Registrant) in connection with its registration statement on Form S-8 (Registration No. 333-67757) relating to securities offered thereunder that remain unsold. Accordingly, no registration fee is being paid in connection with this registration statement.
================================================================================

     This Registration Statement is being filed by Transocean Sedco Forex Inc. pursuant to General Instruction E of Form S-8 under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-8 (Registration No. 333-94551) filed with the Securities and Exchange Commission on January 12, 2000 are incorporated herein by reference.

ITEM  8.   EXHIBITS.

     *4.1  -   Employee  Stock  Purchase Plan, as amended and restated effective
               January  1, 2000 (incorporated by reference to Exhibit 4.4 to the registrant's Registration Statement on Form S-8 (Registration No.
               333-94551)  filed  January  12,  2000)

     *4.2  -   First  Amendment  to  the  Amended  and  Restated  Employee Stock
               Purchase  Plan  of  Transocean  Sedco Forex Inc., effective as of
               January  31,  2001  (incorporated by reference to Exhibit 10.7 to the  registrant's  Annual  Report on Form 10-K for the year ended
               December  31,  2000)

      5.1  -   Opinion  of  Walkers,  regarding the legality of securities to be issued  by  Transocean  Sedco  Forex  Inc.

     23.1  -   Consent  of  PricewaterhouseCoopers  LLP

     23.2  -   Consent  of  Ernst  &  Young  LLP

     23.3  -   Consent  of  Arthur  Andersen  LLP

     23.4  -   Consent  of  Walkers  (contained  in  Exhibit  5.1)

     24.1  -   Powers  of  Attorney

     *  Incorporated  herein  by  reference  as  indicated.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on December 18, 2001.

                                         TRANSOCEAN  SEDCO  FOREX  INC.

                                         By:     /s/  J.  Michael  Talbert
                                             -----------------------------------
                                                 J.  Michael  Talbert
                                                 Chief  Executive  Officer


          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON DECEMBER 13, 2001.

                   Signature                                      Title
---------------------------------------------  --------------------------------------------
                       *                       Chairman of the Board of Directors
---------------------------------------------
              Victor E. Grijalva

            /s/  J. Michael Talbert            Chief Executive Officer and Director
---------------------------------------------  (Principal Executive Officer)
             J. Michael Talbert

              /s/  Gregory Cauthen             Vice President, Chief Financial Officer
---------------------------------------------  and Treasurer (Principal Financial Officer)
                 Gregory Cauthen

               /s/  Ricardo Rosa               Vice President and Controller
---------------------------------------------  (Principal Accounting Officer)
                  Ricardo Rosa

                       *                       Director
---------------------------------------------
               Richard D. Kinder

                       *                       Director
---------------------------------------------
              Ronald L. Kuehn, Jr.

                       *                       Director
---------------------------------------------
               Arthur Lindenauer

                       *                       Director
---------------------------------------------
               Paul B. Loyd, Jr.

                       *                       Director
---------------------------------------------
              Martin B. McNamara

                       *                       Director
---------------------------------------------
                 Roberto Monti

                       *                       Director
---------------------------------------------
            Richard A. Pattarozzi

                       *                       Director
---------------------------------------------
                  Alain Roger

                       *                       Director
---------------------------------------------
                 Kristian Siem

                       *                       Director
---------------------------------------------
                Ian C. Strachan

*    By:    /s/ William E. Turcotte
---------------------------------------------
             William E. Turcotte
             (Attorney-in-Fact)

                                  EXHIBIT INDEX

EXHIBIT  NO.                         DESCRIPTION
------------                         -----------

     *4.1  -   Employee  Stock  Purchase Plan, as amended and restated effective
               January  1, 2000 (incorporated by reference to Exhibit 4.4 to the registrant's Registration Statement on Form S-8 (Registration No.
               333-94551)  filed  January  12,  2000)

     *4.2  -   First  Amendment  to  the  Amended  and  Restated  Employee Stock
               Purchase  Plan  of  Transocean  Sedco Forex Inc., effective as of
               January  31,  2001  (incorporated by reference to Exhibit 10.7 to the  registrant's  Annual  Report on Form 10-K for the year ended
               December  31,  2000)

     5.1   -   Opinion  of  Walkers,  regarding the legality of securities to be issued  by  Transocean  Sedco  Forex  Inc.

     23.1  -   Consent  of  PricewaterhouseCoopers  LLP

     23.2  -   Consent  of  Ernst  &  Young  LLP

     23.3  -   Consent  of  Arthur  Andersen  LLP

     23.4  -   Consent  of  Walkers  (contained  in  Exhibit  5.1)

     24.1  -   Powers  of  Attorney

*Incorporated  herein  by  reference  as  indicated.